SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 August 2, 2011

PROTECT PHARMACEUTICAL CORPORATION

(Exact Name of Registrant as specified in charter)

Nevada	000-54001	27-1877179
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

116 Village Boulevard, Suite 200, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (609) 945-1198

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Mr. Dipak Chattaraj has been appointed to the Board of Directors. Their appointment to the Board of Directors is effective immediately.

Mr. Chattaraj was formerly the chairman of Ranbaxy USA, a global generic pharmaceutical company. With over 35 years of global experience, Mr. Dipak Chattaraj played a key role in Ranbaxy’s global expansion, specifically in developed markets.  Mr. Chattaraj, who holds a Masters degree in Economics, joined Ranbaxy in 1991. In 1996, he assumed responsibility for Ranbaxy’s U.S. operations. He recently retired as Ranbaxy’s President, Corporate Development. Mr. Chattaraj will receive 100,000 shares of restricted common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protect Pharmaceutical Corporation

By:    /s/ Ramesha Sesha
Ramesha Sesha
Chief Executive Officer

Date:  August 3, 2011